UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2012

American Locker Group Incorporated

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-00439	16-0338330
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Regent Boulevard, Suite 200, DFW Airport, Texas 75261

(Address of principal executive offices)

Registrant’s telephone number, including area code: (817) 329-1600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreements.

On November 9, 2012, American Locker Group Incorporated (the “Company”) entered into Amendment No. 2 to Loan Agreement (the “Amendment”), which amended its credit agreement (the “Loan Agreement”) with Bank of America Merrill Lynch (“BAML”), dated December 8, 2010. As previously disclosed, the Loan Agreement provides the Company with a $1 million term loan (the “Term Loan”), a $2.5 million revolving line of credit (the “Line of Credit”) and a $500,000 draw note (the “Draw Note”).

The Loan Agreement was described in a form 8-K dated December 14, 2010.

Among other things, the Amendment extended the maturity date of the Line of Credit through October 31, 2013. The date through which the Company can draw on the Draw Note was extended through October 31, 2013. The Company will now pay interest only on advances under the Draw Note through November 27, 2013, after which the Company will pay interest and principal monthly so that the balance will be paid in full as of October 31, 2016.

The interest rate is a rate per year equal to the BBA LIBOR Rate (Adjusted Periodically) plus 3.75 percentage points.

A copy of the Amendment is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2012, American Locker Group Incorporated (the “Company”) issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that David Denton had been appointed Chief Operating Officer.

During 2011 and 2012, Mr. Denton was the Operations Manager for Imperial Group, a division of Accuride Corporation. From 2005 until his joining Imperial Group, he was Chief Executive Officer of Global CNC Solutions, a precision machined component manufacturer supplying product to aerospace and defense customers.

Mr. Denton has a Bachelor’s Degree in Business Management and has more than 20 years of manufacturing experience. He served in the United States Air Force as an Aircraft Machinist and Certified Aircraft Welder, during which he spent the majority of his time in Saudi Arabia in support of Operation Desert Storm.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1 Amendment No.1 to Loan Agreement, dated November 9, 2012, between American Locker Group Incorporated and Bank of America Merrill Lynch, is filed herewith.

99.1	Press release, dated November 14, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LOCKER GROUP INCORPORATED

By:	/s/ Paul M. Zaidins
Name:	Paul M. Zaidins
Title:	President and Chief Executive Officer

Date: November 16, 2012

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